UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. ______)

Check the appropriate box:

Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

Definitive Information Statement

ELECTRO ENERGY INC.

(Name of registrant as specified in its charter)

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No fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 28, 2005

To Our Shareholders:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Electro Energy Inc. (the “Company”) will be held at The Marriott Courtyard, 3 Eagle Road, Danbury, Connecticut 06810, on June 28, 2005, at 10:00 a.m. EDT. The accompanying Information Statement is being delivered in connection with:

1.	The election of the named nominees to our Board of Directors and for the terms indicated;

2.	The ratification of the appointment of Marcum & Kliegman, LLP as our independent registered public auditors for the fiscal year ending December 31, 2005;

3.	The approval of the adoption of our 2005 Stock Option Plan; and

4.	The transaction of such other business as may properly come before the meeting.

          The Company’s Board of Directors and shareholders holding approximately 53% of our outstanding common stock and our outstanding series A convertible preferred stock as of May 31, 2005, voting together as a class, carefully considered the above actions, as more fully described in the accompanying Information Statement, determined that each of the actions is in the best interests of the Company and its shareholders and have consented to the actions. As such, the actions will be effective immediately following the Annual Meeting. THEREFORE, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

Martin G. Klein
Chairman and Chief Executive Officer

May 17, 2005

INFORMATION STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 28, 2005

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND A PROXY

           Our Annual Meeting of Shareholders will be held on June 28, 2005, commencing at 10:00 a.m. EDT at The Marriott Courtyard, 3 Eagle Road, Danbury, Connecticut 06810. This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is first being mailed on or about June 7, 2005 to holders of record on May 31, 2005 (the “Record Date”) of the outstanding common and series A convertible preferred stock of Electro Energy Inc. You are being provided with this Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder.

           Our Board of Directors has approved and recommended the following actions:

1.	The election of the named nominees to our Board of Directors and for the terms indicated;

2.	The ratification of the appointment of Marcum & Kliegman LLP as our independent registered public auditors for the fiscal year ending December 31, 2005;

3.	The approval of the adoption of our 2005 Stock Option Plan; and

4.	The transaction of such other business as may properly come before the meeting.

           Additionally, shareholders owning a total of 7,759,867 shares, or approximately 53%, of our outstanding voting stock, including common stock and series A convertible preferred stock, have consented to the above actions as of June 6, 2005. Because the consenting shareholders control more than a majority of the voting power, we are not soliciting any proxies. The written consent will be effective immediately following the adjournment of our Annual Meeting.

           The expenses of mailing this Information Statement will be borne by Electro Energy Inc., including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it.

           The description of the proposals set forth above is intended only as a summary. Information concerning the matters to be acted upon at the meeting is contained in the accompanying Information Statement, which we urge you to read carefully.

DISSENTERS’ RIGHT OF APPRAISAL

           No action has been taken in connection with the corporate actions described herein by our Board of Directors or the voting shareholders for which Florida law, our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s shares.

VOTING SECURITIES

           As of the close of business on the Record Date, we had 12,964,847 shares of common stock outstanding and 1,755,600 shares of series A convertible preferred stock outstanding. Each outstanding share of common stock is entitled to one vote per share. Each outstanding share of series A convertible preferred stock is entitled to such number of votes equal to the number of shares of common stock into which such holders’ shares of series A convertible preferred stock are convertible pursuant to the provisions of the Certificate of Designation for the series A convertible preferred stock. The affirmative consent of the holders of a majority of our outstanding voting stock is required to approve the appointment of our independent auditors and the adoption of our 2005 Stock Option Plan. Directors will be elected by a plurality of votes cast. The holders of approximately 53% of our outstanding common stock and our outstanding series A convertible preferred stock, voting together as a class, have consented to the actions described herein. THEREFORE, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CHANGE IN CONTROL

           As reported in our Annual Report on Form 10-KSB/A for the fiscal year ending December 31, 2004, provided herewith, effective June 9, 2004, pursuant to an Agreement of Merger and Plan of Reorganization, dated May 7, 2004 (the “Merger Agreement”), among privately held Electro Energy, Inc. (“EEI”), a Delaware corporation, MCG Diversified, Inc., a Florida corporation (“MCG”) and EEI Acquisition Corp., a Delaware corporation and wholly owned subsidiary of MCG (“Merger Sub”), the Merger Sub merged with and into EEI, with EEI remaining as the surviving corporation (the “Merger”).

           Although MCG acquired EEI as a result of the Merger, the shareholders of EEI hold a majority of the voting interest in the combined enterprise. Immediately prior to the Merger, EEI had 23 shareholders. Additionally, the Merger resulted in EEI’s management and Board of Directors assuming operational control of MCG.

           The following lists a summary of the structure of the Merger and matters completed in connection therewith:

•	On July 16, 2004, the Company completed a private placement of shares of its series A convertible preferred stock and warrants to purchase common stock, and received at the closing of the private placement gross proceeds of $5,501,000.

•	The Board of Directors and shareholders amended MCG’s Amended and Restated Articles of Incorporation to change the corporate name of MCG to “Electro Energy Inc.” and to increase the authorized number of shares of capital stock to 50,010,000 shares, consisting of 50,000,000 shares of Common Stock, $.001 par value per share and 10,000 shares of Preferred Stock, $.001 par value per share.

•	MCG issued 9,497,557 unregistered shares of common stock, options to purchase 2,232,121 shares of common stock and warrants to purchase 526,444 shares of common stock to the former securities holders of EEI in exchange for 100% of the outstanding capital stock, options and warrants of EEI. As MCG did not have any meaningful operations prior to the merger, the transaction was treated as a recapitalization of EEI and accounted for on an historical cost basis. The financial statements for all periods prior to the recapitalization became the financial statements of EEI and the common stock of EEI has been retroactively restated to give effect to the exchange for MCG common stock.

•	The Company repurchased and cancelled 4,999,800 shares of common stock owned by one of MCG’s former directors for an aggregate consideration of $100.

           At the conclusion of the Merger, MCG’s shareholders owned approximately 22% of the issued and outstanding shares of the Company’s common stock, based on 12,197,453 shares outstanding after the Merger.

           For a more complete summary of the reverse merger and concurrent private offering transactions, shareholders should refer to the enclosed Annual Report on Form 10-KSB/A for the fiscal year ending December 31, 2004 and the Company’s previous filings with the Securities and Exchange Commission, available at http://www.sec.gov.

DESCRIPTION OF MATTERS

1.   ELECTION OF DIRECTORS

           At the Annual Meeting, there will be an appointment of four directors. The individuals named in the table below have been nominated by our Board of Directors (the “Board”) to serve a one-year term expiring at the 2006 Annual Meeting of Shareholders and until they are re-elected or until their respective successors are duly elected and qualified.

           All the nominees are currently Directors of the Company and each has consented to continue serving as a Director. Upon the appointment of the proposed slate of Directors, a majority of our Board will be “independent” within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”) and the director independence standards of the NASDAQ Stock Market, Inc., as currently in effect.

           Directors are elected by a plurality of the votes cast by the shares entitled to vote. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors.

Directors, Executive Officers, Control Persons and Nominees

           Biographical information regarding each of our directors, nominees, executive officers and significant employees is shown below. Ages are shown as of May 1, 2005.

Name	Age	Position

Martin G. Klein	68	Founder, Chairman of the Board of Directors (nominee) and Chief Executive Officer
Joseph Engelberger	79	Member of the Board of Directors (nominee)
Warren D. Bagatelle	66	Member of the Board of Directors (nominee)
Farhad Assari	44	Member of the Board of Directors (nominee)
Michael E. Reed	55	Chief Operating Officer and President
Audra J. Mace	34	Chief Financial Officer and Secretary
Albert J. Estrada	39	Vice President, Marketing and Sales
Paula Ralston	45	Operations Manager - Danbury, Connecticut
Dr. Jack Brown	72	Technical Advisor
Rolan Farmer	61	Operations Manager - Mobile Energy Products, Inc., Colorado Springs, Colorado
Dr. Alvin Salkind	74	Chief Scientific Advisor

           Martin G. Klein has been the Chairman of our Board of Directors and our Chief Executive Officer since 1992. Mr. Klein is the founder of EEI, and has over 40 years of experience in the advanced battery field. In 1970, prior to forming EEI, Mr. Klein was one of the founding principals of Energy Research Corporation (now Fuel Cell Energy Inc.) and served as its Executive Vice President through 1990 and as a director through 1992. Mr. Klein has developed and worked on several battery chemistries and fuel cell systems. Prior to his association with Energy Research Corporation, he held positions in the battery field at U.S. Army Signal Corps, Yardney Electric Corp., Electrochimica Corp., and Electro Optical Systems. Mr. Klein, considered an expert in the field of electrochemistry, has contributed to many of the fundamental reference books on the subject and has authored numerous technical papers. Mr. Klein provided consulting services and served as an assistant professor at Rutgers University from 1990 to 1992. Mr. Klein holds more than 15 patents in the field of advanced electrochemical systems and has a bachelor's degree in Chemical Engineering.

           Joseph Engelberger has been a member of the Board of Directors of EEI since 1992. Mr. Engelberger has over 50 years of experience as an entrepreneur/engineer and has participated in the founding and start-up of a number of high technology companies. Mr. Engelberger was a founding principal of Unimation, and the founding principal of Helpmate Robotics. Mr. Engelberger retired as CEO of Helpmate in 1992.

           Warren D. Bagatelle has been a Managing Director of Loeb Partners Corporation, an investment banking firm, and a director of Full Cell Energy, Inc. (Nasdaq: FCEL), a world leader in the development of high temperature hydrogen fuel cells for clean electric power generation, since 1988. Mr. Bagatelle is also the Chairman of the Board of VirtualScopics, LLC, a privately-held medical imaging services company.

           Farhad Assari has been involved in the international investment management business for the past 20 years, working in Europe, the Middle East and Africa as well as the U.S. Since 2004, Mr. Assari has been a principal of Investrust LLC, a company that invests in growth companies. From 2001 to 2003, Mr. Assari built the Miami offices of Neuberger Berman. Prior to that, from 1995 to 2000, he was a Regional Director at Citibank.

           Michael E. Reed most recently served as the Chief Operating Officer of EaglePicher Horizon Batteries, LLC from 2003 until his hiring as the Company’s President and Chief Operating Officer effective May 2, 2005. Additionally, since 2002, Mr. Reed has been the Principal of Reed Ventures, a consulting company focused on assisting technology start-up companies with securing capital funds. Prior thereto, from 2000 through 2002, Mr. Reed was the Vice President, Manufacturing and Distribution for Pearle Vision, an autonomous $700 million business unit of retailer Cole National. Before joining Pearle Vision, Mr. Reed held several management positions within Johnson Controls, Inc., Exide Corporation and Delco Remy Division of General Motors Corporation. Mr. Reed holds a BSChE in Chemical Engineering from Purdue University and an M.B.A. from Indiana University.

           Audra J. Mace has served as our Secretary and Chief Financial Officer since May 2004. She has served in senior finance and information technology positions with privately held and publicly traded companies for 13 years, including Mormac Marine Enterprises, Inc, Acme United Corp. and BIC Corporation. Prior to employment with us, Ms. Mace served as Global Finance Manager of the Sheaffer Pen division of BIC Corporation from April 2003 to May 2004. Recently, as Director of Finance and Information Technology at Acme United Corp (Amex: ACU), from 1998 to 2002, a manufacturer and multi-national wholesale distributor of consumer products, she orchestrated an integral part of the company’s turn-around effort, managing debt restructurings, financial reporting and compliance and reshaping internal controls. As Director of IT, she led the transformation of Acme’s MIS cost center into a strategic IT business partner, overhauling the network infrastructure, implementing a new ERP system, exploiting internet solutions and re-engineering business processes and controls. Ms. Mace holds a BBA from Pace University and a MBA from Regis University. Ms. Mace is a certified management accountant and has served on the national board of directors of the American Society of Women Accountants.

           Albert J. Estrada is our Vice President, Marketing and Sales. Prior to joining us in October 2004, Mr. Estrada served as Senior Director of Sales, North America for Alcatel Space, a division of Alcatel (Paris: CGEP.PA), Europe’s leading satellite communications manufacturer, since April 2004. In this position, Mr. Estrada was responsible for sales of commercial satellites to the North American satellite operators and direct broadcast service providers. Previously, from June 1999 to April 2004, Mr. Estrada served as Director, Americas Sales & Marketing, for Space Systems/Loral, a leading global satellite communications manufacturer. There, he was responsible for marketing, strategy and sales of commercial satellites within the competitive Americas region. Mr. Estrada formerly held key business development positions with DIRECTV, Inc. as Director of Distribution and Sales and with DIRECTV Latin America as Director of Marketing.

           Paula Ralston is the Operations Manager for our Danbury, Connecticut office. Ms. Ralston joined EEI in 1992. Ms. Ralston brings 25 years of broad, hands-on experience in research, development and manufacturing to EEI. Prior to joining EEI, Ms. Ralston was with VISX, formerly Taunton Technologies and the developer of Laser Ophthalmic Surgical equipment (LASIK™). Ms. Ralston also served Perkin Elmer’s Micralign division as prototype specialist and program supervisor.

           Dr. Jack Brown has been a Technical Advisor to the Company on a retained independent consultant basis since 1992. Dr. Brown is in charge of our governmental marketing and is directly involved with meeting customers and assisting in business and technical issues. Dr. Brown assists in formulating government business strategy and technology thrusts. Dr. Brown has 45 years of experience in the battery/fuel cell field and had a 35-year career with Westinghouse, where he served as Manager of Fuel Cell and Battery Research and Development. Dr. Brown spent much of his career at Westinghouse, where he held positions from engineer through senior management. When Dr. Brown left Westinghouse he was Laboratory Director. He has authored over 100 technical papers and 15 patents. Dr. Brown received his Ph.D. degree, majoring in Electrochemistry and Physical Metallurgy, at Case Western Reserve University.

           Rolan C. Farmer is the Operations Manager of the Company’s Mobile Energy Products Group, located in Colorado Springs, Colorado. Mr. Farmer joined Electro Energy in October 2003. Mr. Farmer has over 38 years experience in the battery industry. After graduating with a B.S in Mechanical Engineering from the University of Missouri, Mr. Farmer began his career with EaglePicher as an engineer in the Thermal Battery Department in Joplin, Missouri. Over the next 12 years, Mr. Farmer served as Project Engineer, Program Manager, Manager of Contract Administration, and Marketing Manager. Since 1976, Mr. Farmer has been located in Colorado Springs and served as Operations Manager, Plant Manager, General Manager and Corporate Vice President of EaglePicher. His responsibilities included profit and loss for all Colorado operations. During his 38 years with EaglePicher, Mr. Farmer has been involved with many different battery systems, including, thermal, silver-zinc, nickel-hydrogen, nickel-cadmium and nickel-zinc batteries.

           Dr. Alvin Salkind has been a member of the Board of Directors of EEI Technologies, Inc. since 1992. Dr. Salkind has over 40 years of experience in the electrochemical battery field, and was the former Director of Research at ESB Inc. (now Exide Battery Company). Dr. Salkind also serves as the Scientific Advisor to the Company as a consultant on a number of Electro Energy projects. Dr. Salkind is a Professor and Director of the Battery and Electrochemical Systems Center at Rutgers University (since 1979) and also Professor and Chief of the Bioengineering Section of the Department of Surgery at UMDNJ/Robert Wood Johnson Medical School at Rutgers University (since 1970). Dr. Salkind received his Ph.D. in Chemical Engineering from the Polytechnic Institute in New York and had additional graduate and management training at Penn State University and the Harvard Business School. Dr. Salkind has had a dual academic-industrial career, which includes 25 years of industrial experience in electrochemical operations, focusing batteries and electro-medical devices.

           Michael D. Eskra, formerly the President, Chief Operating Officer and a director of EEI, resigned from his positions with the Company effective March 22, 2005. Mr. Eskra’s resignation was previously reported by the Company on a current report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2005.

Certain Relationships and Related Transactions

           Immediately prior to the merger discussed herein, holders of EEI’s shareholder notes in the aggregate outstanding principal amount of approximately $1,186,000 and EEI’s preferred stock with an aggregate liquidation value of $250,000 converted their notes and preferred stock into an aggregate of 1,234,242 shares of EEI’s common stock. Martin G. Klein, our Chairman and Chief Executive Officer, and Warren G. Bagatelle, a director, were the holders of $500,000 and $228,667 in principal amount of the shareholder notes, respectively. Neither Mr. Klein nor Mr. Bagatelle received any compensation, consideration or inducement to convert their shareholder notes different than any other holder doing so. No related party owned any of EEI’s preferred stock.

           Mr. Bagatelle and his spouse currently hold non-controlling interests in Matrix USA, LLC, a finder in the private placement consummated in July 2004, which received cash in the amount of $128,500 and equity-based compensation of $61,000 in the form of Series A Convertible Preferred Stock and 112,500 warrants to purchase shares of common stock in connection with the private placement. Shari Popkin Fleischer, the Chairperson of Matrix USA, LLC, is a current shareholder of the company.

           Martin G. Klein, our Chairman and Chief Executive Officer, personally guaranteed certain of EEI’s indebtedness, including a line of credit from Fleet Bank in the amount of $100,000, which was repaid with a portion of the proceeds of the private placement, and a certain equipment lease. The line of credit was closed and the Company accepted a buy-out option for the equipment lease in March 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

           Based upon a review of Forms 3 and 4 and amendments thereto furnished to us during the fiscal year ended December 31, 2004, Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2004, and written representations furnished to us, Mr. Assari failed to file on a timely basis one report on Form 4 concerning a purchase and sale of securities. There is no other person who, at any time during the fiscal year, was a director, officer, or beneficial owner of more than ten percent of any class of our securities that failed to file on a timely basis reports required by section 16(a) of the Exchange Act during the fiscal year ended December 31, 2004.

Security Ownership of Certain Beneficial Owners and Management

           The following table sets forth information regarding the number of shares of our common stock beneficially owned on May 1, 2005, by:

•	each person who is known by us to beneficially own 5% or more of our common stock,

•	each of our directors and executive officers, and

•	all of our directors and executive officers, as a group.

           Unless otherwise indicated, the address of each of the persons listed below is Electro Energy Inc., 30 Shelter Rock Road, Danbury, Connecticut 06810.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Shares Beneficially Owned(2)

5% Stockholders

Stephen Okinow and Alison Klein 77 Hill Side Avenue Short Hills, NJ 07078	657,435		5.05%	(3)

Michael D. Eskra 2595 Highway I Saukville, WI 53080	1,252,979	(4)	8.95%	(5)

Executive Officers and Directors

Martin G. Klein	5,129,912		39.56%
Warren D. Bagatelle	1,988,189	(6)	14.78%	(7)
Joseph Engelberger	313,717		2.42%
Farhad Assari	137,050	(8)	1.04%	(9)
Audra J. Mace	25,000		0.19%	(10)
Albert J. Estrada	--		--
Directors and executive officers as a group (six persons)	7,593,868		55.82%	(11)

(1)	Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home and entities owned or controlled by the named person. Also includes shares that the named person has the right to acquire within 60 days after April 21, 2005, by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)	Unless otherwise indicated, based upon 12,964,847 shares of common stock outstanding on May 31, 2005; does not include 1,755,600 shares of common stock issuable upon conversion of series A convertible preferred stock.

(3)	Based upon (i) 12,964,847 shares of common stock outstanding, plus (ii) 20,000 shares of common stock issuable upon conversion of series A convertible preferred stock, plus (iii) 10,000 shares of common stock issuable upon the exercise of warrants.

(4)	Includes 225,877 shares of common stock owned by Eskra Technical Products, Inc., an affiliate of Mr. Eskra.

(5)	Based upon (i) 12,964,847 shares of common stock outstanding, plus (ii) 1,027,102 shares of common stock issuable upon exercise of options.

(6)	Includes (i) 497,707 shares of common stock outstanding and 85,950 shares of common stock issuable upon the exercise of warrants held by Mr. Bagatelle, (ii) 53,719 shares of common stock outstanding held by HSB Capital, an affiliate of Mr. Bagatelle, (iii) 428,689 shares of common stock outstanding and 115,950 shares of common stock issuable upon the conversion of shares of series A convertible preferred stock and the exercise of warrants held by the Trust FBO Thomas L. Kempner, (iv) 428,689 shares of common stock outstanding and 115,950 shares of common stock issuable upon the conversion of shares of series A convertible preferred stock and the exercise of warrants held by the Trust FBO Alan H. Kempner, Jr., (v) 94,115 shares of common stock outstanding held by Shari Popkin Fleischer, and (vi) 167,420 shares of common stock issuable upon the conversion of shares of series A convertible preferred stock and the exercise of warrants held by Matrix USA, LLC. Mr. Bagatelle expressly disclaims beneficial ownership of the common stock owned or acquirable by the other investors.

(7)	Based upon (i) 12,964,847 shares of common stock outstanding, plus (ii) 60,000 shares of common stock issuable upon conversion of series A convertible preferred stock, plus (iii) 425,270 shares of common stock issuable upon the exercise of warrants.

(8)	Includes 9,000 shares of common stock held by Investrust, LLC, an affiliate of Mr. Assari, and 63,850 shares of common stock issuable to Investrust, LLC, and 64,200 shares of common stock issuable to Merkantil 7, Inc., an affiliate of Mr. Assari, upon the conversion of shares of series A convertible preferred stock and the exercise of warrants.

(9)	Based upon (i) 12,964,847 shares of common stock outstanding, plus (ii) 60,800 shares of common stock issuable upon conversion of series A convertible preferred stock, plus (iii) 67,250 shares of common stock issuable upon the exercise of warrants.

(10)	Based upon (i) 12,964,847 shares of common stock outstanding, plus (ii) 25,000 shares of common stock issuable upon the exercise of options.

(11)	Based upon (i) 12,964,847 shares of common stock outstanding, plus (ii) 120,800 shares of common stock issuable upon conversion of series A convertible preferred stock, plus (iii) 492,520 shares of common stock issuable upon the exercise of warrants, plus (iv) 25,000 shares of common stock issuable upon exercise of options.

Board and Committee Meetings

Board Meetings

           During fiscal year 2004, the Board of Directors held four meetings and all Directors attended at least 75% of all meetings. Our policy is to expect each of our Board members or nominees to attend each of our Annual Shareholders Meetings, barring any reasonable conflicts.

Standing Committees

           In June 2004, our Board formed an Audit Committee and a Corporate Governance and Nominating Committee. In August 2004, our Board adopted separate charters for our Audit Committee and our Corporate Governance and Nominating Committee. Copies of each of the standing committee charters are available as appendices to this Information Statement. All members of our standing committees are “independent,” as described above.

Audit Committee

           As of the date of this Information Statement, our Audit Committee members are Warren D. Bagatelle, Chair, Joseph Engelberger and Farhad Assari. During fiscal 2004, the Audit Committee held two meetings.

           Each member of the Audit Committee possesses the required level of financial literacy and the current standards of requisite financial management expertise required by applicable rules and regulations. The Audit Committee was established according to the definition of “audit committee” as described in the Exchange Act. None of the members of the Audit Committee have any relationship to the Company or any of its subsidiaries or affiliates that may interfere with the exercise of their independence from management and the Company.

           The Board has determined that Warren D. Bagatelle qualifies as its “audit committee financial expert” as required by applicable rules and regulations.

           The Committee assists the Board of Directors in fulfilling its oversight responsibility relating to (i) the integrity of Electro Energy’s financial statements, the financial reporting process, and the systems of internal accounting and financial controls; (ii) the performance of Electro Energy’s internal audit function; (iii) the appointment, engagement, compensation and performance of the Company’s independent auditors and the evaluation of their qualifications and independence; and (iv) Electro Energy’s policies and legal and regulatory requirements, including the Company’s disclosure controls and procedures. Additionally, the Committee, consistent with the Sarbanes-Oxley Act of 2002 and the related rules, as amended, meets with management and the auditors prior to the filing of the Officers’ certification with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls. The independent auditors report directly to the Audit Committee.

           The Audit Committee acts in accordance with a written charter adopted by the Board of Directors. The Committee reviews this charter annually. Its Report for 2004 follows the descriptions of our committees.

Corporate Governance and Nominating Committee

           The current members of our Corporate Governance and Nominating Committee include Warren D. Bagatelle, Chair, Joseph Engelberger and Farhad Assari. No meetings of the Committee were held during 2004.

           The Corporate Governance and Nominating Committee is appointed by the Board of Directors to (1) assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for each annual meeting of shareholders; (2) develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company; (3) lead the Board in its annual review of the Board’s performance; and (4) recommend to the Board director nominees for each committee.

           The Corporate Governance and Nominating Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of Board members, as well as the composition of the Board as a whole. This assessment includes a consideration of independence, diversity, age, skills, experience and industry backgrounds in the context of the needs of the Board and the Company, as well as the ability of members (and candidates for membership) to devote sufficient time to performing their duties in an effective manner. Directors are expected to exemplify the highest standards of personal and professional integrity and to constructively challenge management through their active participation and questioning.

           This Committee also reviews nominees suggested by shareholders and advises such shareholders of the outcome of their suggestions. The Committee considers recommendations for Board candidates submitted by shareholders using the same criteria it applies to recommendations from directors and members of management. Subject to limitations in our Amended and Restated Articles of Incorporation, By-Laws and applicable law, shareholders may submit recommendations by providing the name and address of the candidate, and a detailed description of his or her experience and other qualifications for the position, in writing addressed to this Committee in care of Electro Energy Inc., 30 Shelter Rock Road, Danbury, Connecticut 06810. The notice may be sent at any time, but for a candidate to be considered by the Committee as a nominee for an annual shareholder meeting, we must receive the written information at least 150 days before the anniversary of the date of the prior year’s proxy or information statement.

           The Corporate Governance and Nominating Committee did not receive any recommendations from shareholders regarding candidates to serve on the Board for the 2005 Annual Meeting of Shareholders.

Audit Committee Report

           The role of the Audit Committee is to oversee management’s preparation, presentation and integrity of its financial statements. Management is also responsible for our accounting and financial reporting principles and internal controls and procedures designed to assure that it is complying with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing Electro Energy’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The purpose of the Audit Committee is to monitor these activities.

           The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s systems of internal control, and the overall quality of the Company’s financial reporting. The Audit Committee has reviewed the Company’s internal controls with the Company’s independent auditors and, consistent with Section 302 of the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, met with management and the auditors prior to the filing of officers’ certifications required by those rules to receive any information concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

           It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Audit Committee members are not employees of the Company and may not be, and may not represent themselves to be, or to serve as, professional accountants or auditors. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

           In performing its oversight function, the Audit Committee has considered and discussed the audited financial statements and unaudited quarterly financial statements with management and the independent auditors, including a discussion of the quality (not just the acceptability) of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) as currently in effect. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, currently in effect, and has discussed with the auditors their independence from Electro Energy and its management, and reviewed and approved the compatibility of non-audit services provided by the independent accountants and approved the fees paid to them for the 2004 fiscal year.

           The Audit Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by Electro Energy’s independent registered public accounting firm, Marcum & Kliegman, LLP. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services provided by Marcum & Kliegman, LLP. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Marcum & Kliegman, LLP, which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law.

           Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB/A for the year ended December 31, 2004. The Committee has also recommended that the Company’s shareholders appoint Marcum & Kliegman, LLP as the Company’s Independent Registered Public Accounting Firm (auditors) for the 2005 fiscal year and ratify them as the Company’s independent auditors for 2004.

Submitted by the Audit Committee of Electro Energy Inc:
Warren D. Bagatelle, Chairman
Joseph Engelberger
Farhad Assari

Executive Compensation

           The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2002, 2003 and 2004 by the Company’s (i) Chief Executive Officer, and (ii) “highly compensated” executive officers, other than the CEO, as determined by Regulation S-B, Item 402 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executives”).

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation

					Awards		Payouts

Name and Principal Position	Year (1)	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All other Compen- sation ($)

Martin G. Klein	2004	$ 150,000	$ 0	$ 0	$ 0	0	$ 0	$ 0
CEO of EEI	2003	133,278	0	0	0	0	0	0
	2002	150,000	0	0	0	0	0	0

Michael D. Eskra	2004	$ 235,000	$ 0	$ 0	$ 0	343,800	$ 0	$ 0
President and COO of EEI (2)	2003	0	0	195,844	0	0	0	0
	2002	0	0	183,963	0	0	0	0

Marguerite Godels	2004	$ 0	$ 0	$ 0	$ 0	0	$ 0	$ 0
President of MCG (3)	2003	0	0	36,000	0	0	0	0
	2002	0	0	36,000	0	0	0	0

(1)	All amounts are for the 12 months ended December 31 of the year indicated.

(2)	Mr. Eskra's affiliate, Eskra Technical Products, Inc., received the noted compensation during 2002 and 2003 pursuant to a consulting agreement with EEI. Mr. Eskra became an employee of EEI on January 1, 2004. Mr. Eskra resigned effective March 22, 2005.

(3)	Ms. Godels resigned as an officer as of June 9, 2004. The amount in 2002 represents $5,208 in paid compensation to Ms. Godels and $30,792 in compensation that was foregone as contributed capital. The amount in 2003 represents $3,110 in paid compensation to Ms. Godels and $32,890 in compensation that was foregone as contributed capital.

Options/SAR Grants and Fiscal Year End Option Exercises and Values

           Prior to the assumption of the 1993 Stock Compensation Plan of EEI, as discussed below, we did not have a stock option plan, long-term incentive plan or other similar plans for officers, directors and employees, and no stock options or SAR grants were granted in the last fiscal year or were outstanding.

Employment Agreements

           In connection with the resignation of Michael D. Eskra as our President, Chief Operating Officer and a director effective March 22, 2005, our Board of Directors terminated the Executive Employment Agreement between EEI and Mr. Eskra, dated December 31, 2003 (the “Employment Agreement”), in accordance with the terms of the Employment Agreement.

           In accordance with the termination clauses in the employment agreement, the Company paid Mr. Eskra 30 days compensation. The Employment Agreement contains covenants prohibiting Mr. Eskra from disclosing confidential information regarding the Company and requiring that all intellectual property developed by him and relating to the business of the Company shall be the sole and exclusive property of the Company.

           As of December 31, 2004, we maintained no other employment agreements with our officers or other employees.

           On April 28, 2005, the Company entered into an Employment Agreement (the “Agreement”) effective May 2, 2005 (the “Effective Date”) with Michael E. Reed, pursuant to which Mr. Reed will serve as the Company’s President and Chief Operating Officer. Mr. Reed’s employment is at-will and will carry an annual base salary of $190,000. Mr. Reed will be eligible for an annual bonus based on goals and objectives set by the Board of Directors in consultation with him. In addition, the Company has agreed to reimburse Mr. Reed for expenses in connection with his relocation to the Danbury, Connecticut area, in an amount not to exceed $15,000. The Agreement provides that Mr. Reed will receive options to purchase 200,000 shares of common stock of the Company, subject to shareholder of a new stock option plan (the “plan”). If this plan is approved, Mr. Reed’s options will vest in equal installments over four years, commencing with the Effective Date. The options carry an exercise price equal to the market price of the Company’s common stock on the date the plan is approved by the Company’s shareholders.

           The Agreement also provides that if, after Mr. Reed relocates to the Danbury, Connecticut area, the Company terminates his employment other than for “cause” (as that term is defined in the Agreement), or if Mr. Reed resigns for “good reason” (as that phrase is defined in the Agreement), the Company shall pay Mr. Reed a severance equal to nine (9) months’ base salary plus an amount equal to cash bonus earned in the prior nine (9) months, payable in equal monthly installments over a nine (9) month period. In the event the Company terminates Mr. Reed’s employment with cause, or Mr. Reed resigns without good reason, he shall not be entitled to any severance, compensation or other benefits. Mr. Reed will be subject to the Company’s Confidentiality and Invention Assignment Agreement, and has represented that he is under no obligation that would prevent him from becoming an employee of the Company, or adversely impact his ability to perform the expected services. Mr. Reed has agreed to indemnify and hold harmless the Company from and against all claims, losses, actions and expenses arising from or related to any breach of the foregoing representations.

Compensation of Directors

           Outside directors are paid their expenses for attending each meeting of the directors and are paid a fixed sum for attendance at each meeting of the directors. No payment precludes any director from serving our company in any other capacity and being compensated for the service. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings. The Company records an expense and assumes a liability on the date meetings are held.

2.   APPOINTMENT OF MARCUM & KLIEGMAN, LLP
AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

           Our Audit Committee and Board of Directors both selected Marcum & Kliegman, LLP to serve as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2005. Our Audit Committee also selected Marcum & Kliegman, LLP as Electro Energy’s Independent Registered Public Accounting Firm for fiscal 2004.

           We expect that representatives of Marcum & Kliegman, LLP will be present at our Shareholders Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to any appropriate questions.

Changes in Independent Public Accountants

           On June 10, 2004, in connection with the Merger discussed in “Change in Control” above, the Company replaced Randall N. Drake, C.P.A. (“Drake”) as its independent accountant. Drake had been previously engaged as the principal accountant to audit the Company’s financial statements. The decision to change accountants was approved by the Audit Committee of the Company’s Board of Directors.

           The reports of Drake on the Company’s financial statements for the two years preceding the dismissal contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, during the Company’s two fiscal years, and the subsequent interim periods, prior to June 10, 2004, there were no disagreements with Drake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Drake, would have caused it to make reference to the matter in connection with its reports. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

           As of June 10, 2004, the Company engaged Marcum & Kliegman, LLP as its independent registered public accountants. The appointment of Marcum & Kliegman, LLP was recommended and approved by the Audit Committee of the Company’s Board of Directors. During the Company’s two fiscal years, and the subsequent interim periods, prior to June 10, 2004, the Company did not consult Marcum & Kliegman, LLP regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Audit and Non Audit Fees

           The following table presents fees for professional audit services rendered by Marcum & Kliegman, LLP, (M&K) for the audit of Electro Energy’s annual financial statements for the years ended December 31, 2004 and 2003, and fees billed for other services rendered by Marcum & Kliegman, LLP.

	2004	2003

Audit Fees (1)	$130,900	$118,688

Audit-Related Fees (2)	$97,450	$-0-

Tax Services (3)	$-0-	$-0-

All Other Fees	$3,065	$-0-

(1)	Audit fees consist of fees for professional services rendered for the audit of Electro Energy Inc.'s financial statements and review of financial statements included in Electro Energy Inc.'s quarterly reports.

(2)	Audit-related fees are fees principally for professional services rendered in connection with accounting consultations and additional audit procedures related to corporate acquisitions, consultations and additional audit procedures concerning the initial adoption or consideration of new financial accounting and reporting standards, consultations regarding SEC reporting and disclosure matters pertaining to the Company's annual form 10-KSB filing.

(3)	Tax service fees consist of compliance fees for the preparation of original tax returns as well as tax consulting and planning related fees.

           Prior to the engagement of Marcum & Kliegman, LLP, Randall N. Drake, C.P.A. (“Drake”) was the Company’s independent public accountant. Drake billed the Company an aggregate of $3,625 for professional services rendered in connection with the audit of the Company’s annual and quarterly financial statements for the fiscal year ended December 31, 2003. Additionally, Drake billed the Company $500 for its review covering the fiscal quarter ended March 31, 2004.

           Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee’s Chairman pursuant to delegated authority by the Audit Committee, other than de minimus non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the SEC.

Audit Committee Pre-Approval Policies and Procedures

           The Audit Committee charter provides that the Audit Committee will pre-approve the fees and other significant compensation to be paid to the independent auditors.

3.   APPROVAL OF 2005 STOCK OPTION PLAN

           Our Board of Directors has approved the adoption of the 2005 Stock Option Plan (the “Plan”), which allows for the issuance of up to 3,000,000 shares of common stock, $.001 par value per share, to directors, executive officers, employees, consultants and advisors of the Company who are contributing to its success.

           The purposes of the Plan are to retain a valuable workforce now in the employ of the Company and recruit in the employ, and as directors, consultants and advisors to the Company and its subsidiaries, persons of training, experience and ability, and to attract new employees, directors, consultants and advisors whose services are considered valuable. In addition, the Plan is intended to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries.

Description

           The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. A complete copy of the Plan is attached as Annex C.

           Eligibility. The Plan is open to key employees, officers, directors, consultants and advisors of the Company and its subsidiaries.

           Changes in the Company’s Capital Structure. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations or other changes in our capital structure. In the event of an adjustment, recapitalization or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation or liquidation, all outstanding options under the Plan shall be (i) assumed by the successor corporation, (ii) substituted by equivalent options or provided the same consideration as other stockholders or (iii) accelerated in full and immediately exercisable.

           Change in Control. Upon the occurrence of a “Change in Control” as defined under the Plan, the Company shall accelerate the vesting and exercisability of outstanding options, in whole or in part, as determined by the Company.

           Options and Option Price. We may grant incentive or nonqualified stock options. The exercise price of options shall not be less than the fair market value on the date of grant. The exercise price for incentive options for 10% or more shareholders shall be not less than 110% of fair market value.

           Duration. No option may be exercisable after the period of ten years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.

           Amount Exercisable. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.

           Exercise of Options. Options may be exercised in whole or in part by giving written notice to the Company specifying the number of shares of stock to be purchased, accompanied by payment in full of the exercise price. As determined by the Company, in its sole discretion, payment in full or in part may be made (i) in the form of stock owned by the optionee, (ii) in the form of stock withheld by the Company from the shares of stock otherwise to be received under the exercised option, or (iii) by a combination of the foregoing.

           Termination of Options. Unless expressly provided in the option agreement, and unless the option expires sooner, options shall terminate ninety (90) days after an employee’s severance of employment with the company other than by death, disability or termination for cause. Unless the option expires sooner, the option will expire one year after the death or disability of the eligible person. Notwithstanding the foregoing, if a non-employee director’s service on the Board of Directors terminates, any options held may be exercised until the expiration of the stated term of such option. Additionally, to the extent that an optionee has been continuously employed by the Company or any subsidiary in the five-year period immediately preceding the date of termination, then in the event of termination for any reason other than cause, all options may be exercised for a period equal to the same term as originally granted.

           Amendment or Termination of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that no amendment that would (i) reduce the exercise price of outstanding options or effect repricing through cancellation and re-grants of new options, (ii) increase the number of shares that may be issued under the Plan (except upon changes in capitalization), (iii) materially increase the benefits accruing to the optionees under the Plan, (iv) materially modify the requirements as to eligibility for participation in the Plan, (v) decrease the exercise price of an option to less than 100% of the fair market value per share on the date of grant thereof, or (vi) extend the term of any Option, shall be made without the approval of our shareholders.

New Plan Benefits

           Grants and awards under the Plan, which may be made to Company executive officers, directors and other employees, are not presently determinable. Such grants and awards will be made at the discretion of the Board of Directors or Compensation Committee, if any, in accordance with the compensation policies of the Board or Committee.

Equity Compensation Plan Information

           The following table sets forth, as of the year ended December 31, 2004, information with respect to the Company’s compensation plans and individual compensation arrangements to which the Company is a party, if any, under which equity securities of the Company are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

	(a)	(b)	(c)

Equity compensation plans approved by security holders 1993 Stock Compensation Plan	2,332,121	$ .74	228,674

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	2,332,121	$ .74	228,674

OTHER INFORMATION

           Enclosed herewith and incorporated by reference herein is a copy of our Annual Report on Form 10-KSB/A for the Fiscal Year Ended December 31, 2004, filed April 29, 2005. Also provided herewith is a copy of our Audit Committee Charter (adopted by our Board of Directors on August 9, 2004), a copy of our Corporate Governance and Nominating Committee Charter (adopted by our Board of Directors on August 9, 2004) and a copy of our proposed 2005 Stock Option Plan.

           We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information with the SEC. This Information Statement, our Annual Report on Form 10-KSB/A and all other reports filed by us can be inspected and copied at the public reference facilities at the SEC’s office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates or by calling the SEC at 1-800-SEC-0330. Such material may also be accessed electronically via the Internet, by accessing the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

CONCLUSION

           As a matter of regulatory compliance, we are sending you this Information Statement which describes the matters that have been approved by shareholders holding a majority of our outstanding voting securities. Your consent is not required and is not being solicited in connection with these actions. This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

By Order of the Board of Directors,

Martin G. Klein
Chairman and Chief Executive Officer

May 17, 2005

ANNEX A

Electro Energy Inc.

Audit Committee Charter

Purpose of the Audit Committee
The purpose of the Audit Committee of Electro Energy Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Composition of the Audit Committee
The Audit Committee shall be comprised of at least three directors each of whom is (i) “independent” under the rules of the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, (ii) does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board, (iii) is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and (iv) has not participated in the preparation of the financial statements of the Company or any subsidiary at any time during the past three years. Members shall be appointed either by a majority of independent directors or by a nominations committee composed solely of independent directors.

All members of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member’s financial sophistication.

Meetings of the Audit Committee
The Audit Committee shall meet at least once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Responsibilities of the Audit Committee
To carry out its purpose, the Audit Committee shall have the following responsibilities:

•	with respect to the independent auditors,

°	(i) to directly appoint, compensate, retain, oversee, evaluate, and terminate the independent auditors, who must report directly to the Audit Committee;

°	(ii) to pre-approve all audit and non-audit services to be provided by the independent auditors; in this regard, the Audit Committee may, in its discretion, (A) delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting, and (B) pre-approve services using pre-approval policies and procedures, provided that (1) such policies and procedures are detailed as to the particular services to be provided, (2) the Audit Committee is informed about each such particular service, and (3) such policies and procedures do not result in the delegation of the Audit Committee’s authority to management;

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°	(iii) to ensure that the independent auditors shall submit to the Audit Committee annually a formal written statement (the “Auditors’ Statement”) describing all relationships between the independent auditors and the Company, consistent with Independence Standards Board No. 1.;

°	(iv) to discuss with the independent auditors any relationships or services disclosed in the Auditors’ Statement that may impact the quality of audit services or the objectivity and independence of the Company’s independent auditors;

°	(v) to actively engage in dialogue with the independent auditors with respect to any disclosed relationship or services that may impact the independence of the auditors;

°	(vi) to obtain from the independent auditors in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;
°	(vii) to obtain from the independent auditors annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service;
°	(viii) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner; and
°	(ix) to review and approve all related party transactions of the Company;

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•	with respect to financial reporting principles and policies and internal audit controls and procedures,

°	to discuss with the independent auditors the matters required to be disclosed by SAS 61 (Codification of Statements on Auditing Standards, AUss.380), as it may be modified or supplemented;

°	to meet with management, the independent auditors and, if appropriate, the director of the internal audit department:
•	to discuss the scope and results of the annual audit;

•	to discuss the annual audited financial statements and quarterly financial statements;

•	to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company’s financial statements;

•	to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management; and

•	to discuss any management or internal control letter issued, or proposed to be issued, by the independent auditors to the Company;

°	to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data, any material weakness in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls;

°	to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; and

°	to establish hiring policies for employees or former employees of the independent auditors;

•	with respect to reporting and recommendations,

°	to prepare any report or other disclosures or any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual report;

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°	to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors;

°	to conduct and present to the Board an annual performance evaluation of itself; and

°	to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

Resources and Authority of the Audit Committee
The Audit Committee shall have the authority appropriate to discharge its duties and responsibilities, including the authority to select, engage, retain, terminate, and approve the fees and other retention terms of special or independent counsel and other advisors, as it deems necessary or appropriate to carry out its duties.

The Audit Committee shall have the appropriate funding, as determined by the Audit Committee for payment of (i) compensation to the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) compensation to any independent counsel or advisers employed by the Audit Committee as it deems necessary; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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ANNEX B

Charter of the Corporate Governance and Nominating Committee of

The Board of Directors of Electro Energy Inc.

Purpose

The Corporate Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Electro Energy Inc. (the “Company”) (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for each annual meeting of stockholders; (2) to develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company; (3) to lead the Board in its annual review of the Board’s performance; and (4) to recommend to the Board director nominees for each committee.

Committee Membership

The Committee shall consist of at least three directors. The members of the Committee shall meet the independence requirements of the Sarbanes-Oxley Act of 2002.

The members of the Committee and the Chair of the Committee shall be appointed by the Board and may be replaced by the Board. The Committee may form and delegate authority to subcommittees when appropriate, provided the subcommittees are composed entirely of independent directors.

Committee Authority and Responsibilities

1.	The Committee shall make recommendations to the Board regarding the size and composition of the Board and develop and recommend to the Board criteria based on the needs of the Board (such as independence, industry or other professional expertise, relevant skills and experience and diversity) for the selection of individuals to be considered as candidates for election to the Board. The Committee shall identify possible nominees who meet such specified objectives. The Committee shall actively seek individuals qualified to become Board members for recommendation to the Board.

2.	The Committee shall review nominees suggested by stockholders and advise such stockholders of the outcome of their suggestions. To be considered by the Committee, stockholder nominations must be submitted as prescribed in the Company's By-Laws, as amended.

3.	The Committee shall approve and recommend to the Board the director nominees for each annual meeting of stockholders. The Committee shall also recommend to the Board director nominees and the Chair for each committee of the Board.

4.	The Committee shall develop and recommend to the Board an annual self-evaluation process for the Board and its committees. The Committee shall oversee the annual self-evaluations. The Committee shall report annually to the Board with an assessment of Board and committee performance following the self-evaluations.

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5.	The Committee shall recommend to the full Board for approval the form and amount of compensation to be paid to non-management directors. The Committee shall conduct an annual review of director compensation to assure that it is appropriate.

6.	The Committee shall review individual director performance from time to time in connection with the decision whether such director should be re-nominated to the Board by examining factors such as experience, business judgment, integrity, time and commitment, teamwork and independence. The Committee shall also review the continued appropriateness of Board and committee memberships following a change in director job responsibilities.

7.	The Committee shall develop and recommend to the Board for approval Corporate Governance Guidelines applicable to the Company and shall reassess such guidelines annually and recommend any proposed changes to the Board for approval.

8.	The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from external legal or other advisors, without consulting or obtaining the approval of the full Board or any officer of the Company in advance.

The Committee shall meet at least two times annually, or more frequently as circumstances require.

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ANNEX C

ELECTRO ENERGY INC.

2005 STOCK OPTION PLAN

           1.           Purpose of the Plan.

                         This 2005 Stock Option Plan (the “Plan”) is intended as an incentive, to retain a valuable workforce now in the employ of the Company (as hereinafter defined) and recruit in the employ and as directors, consultants and advisors to Electro Energy Inc., a Florida corporation (the “Company”) with its principal office at 30 Shelter Rock Road, Danbury, Connecticut 06810 and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, and to attract new employees, directors, consultants and advisors whose services are considered valuable. In addition, the Plan is intended to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

                         The Company intends that certain options granted under the Plan constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”), while certain other options granted under the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

                         The Company further intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company under the Plan be exempt from the operation of Section 16(b) of the Exchange Act. The Plan is intended to (i) satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended and (ii) comply with the rules applicable to non-qualified deferred compensation plans as set forth in Section 409(A) of the Code to the extent such rules are applicable. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

           2.           Administration of the Plan.

                         The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan the Compensation/Stock Option Committee (the “Committee”) consisting of three or more members of the Board who are (i) “Non-Employee Directors” within the meaning of sub paragraph (b) of Rule 16b-3, (ii) “Outside Directors” within the meaning of Section 162(m) of the Code and (iii) independent under the standards set forth in Rule 4350 of the Rules of the National Association of Securities Dealers, Inc. The fact that a member of the Committee shall fail to qualify under the provisions of the preceding sentence shall not invalidate any Option granted by the Committee that is otherwise validly granted under the Plan. The members of the Committee shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 6 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent that any Option does not qualify as an Incentive Option, it shall constitute and be considered a Nonqualified Option.

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                         Subject to the provisions of the Plan, the Committee shall interpret the Plan and the terms of all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

                         In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not meet the requirements of the first sentence of Section 2 hereof, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company’s five (5) most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted as provided herein.

                         A consultant shall not be eligible for the grant of an option if, at the time of grant, a Registration Statement on Form S-8 (a “Form S-8”) under the Securities Act of 1933, as amended (the “Securities Act”), is not available to register either the offer or the sale of the Company’s securities to such consultant because of the nature of the services that such consultant is providing to the Company, or because the consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Registration Statement on Form S-3) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

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           3.           Designation of Optionees.

                         The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) shall include employees, directors, consultants and advisors to the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting recipients of Options, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider, among other criteria deemed pertinent, the office or position held by the Optionee or the Optionee’s relationship to the Company, the Optionee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee’s length of service, promotions potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

           4.           Stock Reserved for the Plan.

                         Subject to adjustment as provided in Section 7 hereof, a total of three million (3,000,000) shares of the Company’s Common Stock, $0.01 par value per share (the “Stock”), shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by the Company or any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

           5.           Terms and Conditions of Options.

                         Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                         a.           Option Price. The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 7 below. "Fair Market Value" means the closing price of publicly traded shares of Stock on the principal national securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the Nasdaq Stock Market (if the shares of Stock are regularly quoted on the Nasdaq Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

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                         b.           Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five (5) years after the date such Incentive Option is granted.

                         c.           Exercisability. Except as otherwise provided under the Plan, no part of any Option may be exercised until the Optionee shall have remained in the employ of the Company for such period after the date on which the option is granted as the Committee may specify in the Option agreement or otherwise and the Option agreement may provide for exercisability in installments.

                         Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee shall accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

                         For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

                                   i.           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

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                                   ii.         the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                                   iii.        the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

                                   iv.         a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

                     For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

                     d.           Method of Exercise. An option, to the extent then exercisable, may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the exercise price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) cash, (ii) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) that is not the subject of any pledge or security interest, (iii) in the form of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iv) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (iii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) the Optionee has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

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                     e.           Non-Transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee's immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

                     f.           Termination by Reason of Death. Except as otherwise provided in Section 5(i), unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, any Option held by such Optionee may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

                     g.           Termination by Reason of Disability. Except as otherwise provided in Section 5(i), unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), for a period of one year after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such one year period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter. In the case of an Optionee employed under an employment agreement with the Company or any Subsidiary, the term disability as used herein shall have the meaning set forth in such employment agreement. In all other cases, the term disability shall have the meaning given it in any long-term disability plan of the Company, or if the Company maintains no such plan, such term shall mean the Optionee's inability to engage in any substantial gainful activity by reason of a physical or mental impairment that can reasonably be expected to result in death or that has lasted or can reasonably be expected to last for a continuous period of not less than 180 days; provided, that when used in connection with the exercise of an Incentive Option following termination of employment, such term shall mean a disability within the meaning of Section 22(e)(3) of the Code.

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                     h.           Other Termination. Unless otherwise determined by the Committee if any Optionee's employment with the Company of any subsidiary or, in the case of non-employee Optionees, their service to the Company or any Subsidiary terminates for any reason other than death or disability, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service (as the case may be) may be exercised for the lesser of three months after the date of termination or the balance of such Option's term, if the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of or service to the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

                     i.           Five Year Employees. Notwithstanding anything contained in the Plan to the contrary in sections 5(f), 5(g) and 5(h), to the extent that an Optionee has been continuously employed by the Company or any Subsidiary in the five-year period immediately preceding the date of termination, then in the event of termination for any reason other than cause (as defined in Section 5(h)) all Options held by the Optionee which are exercisable on the date of termination may be exercised by the Optionee for a period equal to the same term as originally granted (i.e., as if the Optionee remained employed by the Company to the full option term), or in the case of death of the Optionee, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee; provided, however, to the extent that any Option which was an Incentive Option is exercised at a time when it no longer qualifies as an Incentive Option, then, without further action on the part of the Committee or the option holder, such Incentive Option shall be deemed a Nonqualified Option.

                     j.           Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000, unless otherwise changed by the Code, the balance of which shall be treated as Nonqualified Options.

           6.           Term of Plan.

                         No Option shall be granted under the Plan on or after June 30, 2015, but the term of Options theretofore granted may extend beyond that date.

           7.           Assumption of Options by Successors; Adjustments Upon Changes in Capitalization.

                         a.           Except as otherwise provided in Section 5(c) hereof, in the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company), (ii) the sale of all or substantially all of the assets of the Company, or (iii) any other merger, consolidation, acquisition of property or stock, separation or reorganization of or from the Company wherein the stockholders of the Company give up all of their equity interest in the Company, except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company (each of the foregoing, a "Corporate Transaction"), all outstanding Options shall be assumed by the successor corporation, which assumption shall be binding on all Optionees. In the alternative, the successor corporation may substitute equivalent options or provide the same consideration to Optionees as was provided to stockholders in the Corporate Transaction (after taking into account the existing provisions of the Options). Should the successor corporation fail to assume all outstanding Options or to substitute equivalent options or provide similar consideration, the vesting of all outstanding Options shall be accelerated in full and all Options shall become immediately exercisable and the Options shall terminate if not exercised at or prior to the Corporate Transaction. If the exercise of the foregoing right by the holder of an Incentive Option would be deemed to result in a violation of the provisions of Subsection 5(k) of the Plan, then, without further act on the part of the Committee or the option holder, such Incentive Option shall be deemed a Nonqualified Option to the extent necessary to avoid any such violation.

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                         b.           The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Stock or subscription rights thereto, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding Stock or the number of shares thereof outstanding shall at any time be changed or exchanged by or in connection with a stock dividend, stock split, reverse split or combination of shares, recapitalization, or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company is distributed to the stockholders of the Company without consideration in a spin-off or other similar transaction, the number and kind of Stock subject to the Plan and subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted. Any adjustment affecting an Incentive Option shall satisfy the requirements of Section 424 of the Code.

                         c.           Adjustments under this Section 7 shall be made by the Committee whose determination as to what adjustments, if any, shall be made, and the extent thereof, shall be final.

           8.           Purchase for Investment.

                         Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

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           9.           Taxes.

                         The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters. As a condition of exercise of an Option, each Optionee agrees that (i) no later than the date of exercise of such Option, such Optionee shall pay to the Company or make arrangements satisfactory to the Company regarding payment of all federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option; and (ii) the Company shall, to the extent required or permitted by law, have the right to deduct federal, state and local and employment taxes required or permitted by law to be withheld upon the exercise of such Option from payment of any kind otherwise due to such Optionee.

           10.         Effective Date of Plan.

                         The Plan shall be effective on July 1, 2005, but no Options shall be granted under the Plan until such time that the Plan shall be approved by majority vote of the Company’s stockholders.

           11.         Amendment and Termination.

                         The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without his consent, and except that no amendments shall be made which, without the approval of the stockholders of the Company would:

                         a.           except as otherwise provided in Section 7(b) hereof, reduce the exercise price of outstanding Options or effect repricing through cancellation and re-grants of new Options;

                         b.           increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

                         c.           materially increase the benefits accruing to the Optionees under the Plan;

                         d.           materially modify the requirements as to eligibility for participation in the Plan;

                         e.           decrease the exercise price of an Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

                         f.           extend the term of any Option beyond that provided for in Section 5(b).

                         Subject to the foregoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent.

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           12.         Government Regulations.

                         The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, or national securities exchanges and interdealer quotation systems as may be required.

           13.         General Provisions.

                         a.           Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities laws, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                         b.           Continued Service. The adoption of the Plan shall not confer upon any Optionee who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

                         c.           Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                         d.           Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or is, in the opinion of counsel to the Company, exempt therefrom. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Company may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

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                         e.           Governing Law. The laws of the state of Florida shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state's choice of law rules.

                         f.           Internal Revenue Code of 1986. All references herein to the Code shall be deemed references to the Code and to all Treasury Regulations promulgated thereunder.

ELECTRO ENERGY INC.

Dated:

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